SMP LOGO OMITTED





FOR IMMEDIATE RELEASE

                                                  For more information, contact:
                                                                 James J. Burke
                                                   Standard Motor Products, Inc.
                                                                  (718) 392-0200

                                                                    Jennifer Tio
                                                Maximum Marketing Services, Inc.
                                                            (312) 226-4111 x2449
                                                   Jennifer.tio@maxmarketing.com


                     STANDARD MOTOR PRODUCTS, INC. ANNOUNCES
                           FOURTH QUARTER 2008 RESULTS

New York, NY, March 6, 2009......Standard Motor Products, Inc. (NYSE: SMP), an
automotive replacement parts manufacturer and distributor, reported today its consolidated financial results for the three months and for the year ended December 31, 2008.

Consolidated net sales for the fourth quarter of 2008 were $148.9 million, compared to consolidated net sales of $167.3 million during the comparable quarter in 2007. Losses from continuing operations for the fourth quarter of 2008 were $34.1 million or $1.84 per diluted share after taking into account a $39.4 million goodwill and intangibles impairment, compared to a loss of $7.9 million or 43 cents per diluted share in the fourth quarter of 2007. Excluding non-operational gains and losses identified on the attached reconciliation of GAAP and non-GAAP measures, losses from continuing operations for the fourth quarter 2008 were $5.5 million or 29 cents per diluted share compared to losses in the fourth quarter 2007 of $3.6 million or 20 cents per diluted share.

--------------------------------------------------------------------------------
                37-18 Northern Blvd., Long Island City, NY 11101
                                 (718) 392-0200
                                 www.smpcorp.com

Consolidated net sales for 2008 were $775.2 million, compared to consolidated net sales of $790.2 million during the comparable period in 2007. Losses from continuing operations for 2008 were $21.1 million or $1.14 per diluted share, compared to earnings of $5.4 million or 29 cents per diluted share in 2007. Excluding non-operational gains and losses identified on the attached reconciliation of GAAP and non-GAAP measures, losses from continuing operations for 2008 were $2 million or 11 cents per diluted share, compared to earnings for 2007 of $11.4 million or 61 cents per diluted share.

The restructuring and integration expenses incurred in 2008 are part of a strategic plan for plant rationalization and streamlining operations while the impairment charge for goodwill and intangible assets is associated with business conditions and the recent market downturn.

Commenting on the results, Mr. Lawrence I. Sills, Standard Motor Products' Chairman and Chief Executive Officer, stated, "Sales in the fourth quarter were down 11%, consistent across all divisions, continuing a decline that began in September. As a result, though we had been running slightly above 2007 for three quarters, we wound up 2% below 2007 for the full year.

"However, reports from our customers and industry statistics indicate that sales to end users remained healthy throughout the period and have continued solid in early 2009. Accordingly, we have seen our aftermarket sales bounce back in the first two months of the year. Our sales to OE remain depressed as a result of cutbacks in OE production, but this represents a relatively small part of our overall business.

"The fourth quarter sales decline resulted in an operating loss, excluding special items, of 29 cents per diluted share for the quarter and 11 cents for the full year. These results, while disappointing, were impacted by two major events, both of which we believe are now behind us. First was the drop-off in fourth quarter sales. Second was the substantial costs incurred in closing Long Island City and Puerto Rico, two of our largest facilities, and the start-up costs in Reynosa, Mexico. With Long Island City and Puerto Rico now fully closed, and Reynosa increasing production and improving efficiency, we look forward to improved results in 2009.

"Our major focus in 2008 was generating cash and reducing debt, in anticipation of the $90 million in convertible debentures due in July 2009. During 2008, we repurchased roughly half the bonds, leaving a balance of $45 million due in July 2009. Overall, we reduced total debt by $61 million during the year through the sale of our Long Island City facility and reductions in inventory and accounts receivable.

"Cash generation remains our highest priority. Since January 2008, we have reduced our work force by 18%, approximately 700 people. Further, we have temporarily eliminated the quarterly dividend, frozen salaries, closed our Reno distribution center, and continued to reduce capital expenditures, inventory and accounts receivable.

"As a result of these and other steps, while we continue to pursue areas of outside financing, we expect to have sufficient availability within our current bank revolver to redeem the remaining bonds in July."

Standard Motor Products, Inc. will hold a conference call at 11:00 AM, Eastern Time, on Friday, March 6, 2009. The dial in number is 800-895-1085 (domestic) or 785-424-1055 (international). The playback number is 800-695-0671 (domestic) or 402-220-1397 (international). The conference ID # is STANDARD.

UNDER THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, STANDARD MOTOR PRODUCTS CAUTIONS INVESTORS THAT ANY FORWARD-LOOKING STATEMENTS MADE BY THE COMPANY, INCLUDING THOSE THAT MAY BE MADE IN THIS PRESS RELEASE, ARE BASED ON MANAGEMENT'S EXPECTATIONS AT THE TIME THEY ARE MADE, BUT THEY ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS, EVENTS OR PERFORMANCE TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS. AMONG THE FACTORS THAT COULD CAUSE ACTUAL RESULTS, EVENTS OR PERFORMANCE TO DIFFER MATERIALLY FROM THOSE RISKS AND UNCERTAINTIES DISCUSSED IN THIS PRESS RELEASE ARE THOSE DETAILED FROM TIME-TO-TIME IN PRIOR PRESS RELEASES AND IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q. BY MAKING THESE FORWARD-LOOKING STATEMENTS, STANDARD MOTOR PRODUCTS UNDERTAKES NO OBLIGATION OR INTENTION TO UPDATE THESE STATEMENTS AFTER THE DATE OF THIS RELEASE.


                                       ###



                                                    STANDARD MOTOR PRODUCTS, INC.
                                                Consolidated Statements of Operations


(Dollars in thousands, except per share amounts)


                                                                THREE MONTHS ENDED             TWELVE MONTHS ENDED
                                                                    DECEMBER 31,                   DECEMBER 31,
                                                              2008            2007             2008            2007
                                                          ------------    ------------    ------------    ------------

NET SALES                                                 $    148,876    $    167,251    $    775,241    $    790,185

COST OF SALES                                                  113,345         128,182         591,085         587,910
                                                          ------------    ------------    ------------    ------------

GROSS PROFIT                                                    35,531          39,069         184,156         202,275

SELLING, GENERAL & ADMINISTRATIVE EXPENSES                      38,696          39,831         166,199         167,928
GOODWILL AND INTANGIBLE ASSET IMPAIRMENT                        39,387            --            39,387            --
RESTRUCTURING AND INTEGRATION EXPENSES                          10,741           7,066          16,858          10,933
                                                          ------------    ------------    ------------    ------------

OPERATING (LOSS) INCOME                                        (53,293)         (7,828)        (38,288)         23,414

OTHER INCOME, NET                                                1,005             971          22,670           3,881

INTEREST EXPENSE                                                 2,580           4,306          13,585          19,066
                                                          ------------    ------------    ------------    ------------

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES        (54,868)        (11,163)        (29,203)          8,229

INCOME TAX EXPENSE (BENEFIT)                                   (20,798)         (3,220)         (8,105)          2,798
                                                          ------------    ------------    ------------    ------------

EARNINGS (LOSS) FROM CONTINUING OPERATIONS                     (34,070)         (7,943)        (21,098)          5,431

EARNINGS (LOSS) FROM DISCONTINUED OPERATION, NET OF TAX            432            (380)         (1,796)         (3,156)
                                                          ------------    ------------    ------------    ------------

NET EARNINGS (LOSS)                                       $    (33,638)   $     (8,323)   $    (22,894)   $      2,275
                                                          ============    ============    ============    ============






NET EARNINGS (LOSS) PER COMMON SHARE:

   BASIC EARNINGS (LOSS) FROM CONTINUING OPERATIONS       $      (1.84)   $      (0.43)   $      (1.14)   $       0.29
   DISCONTINUED OPERATION                                         0.03           (0.02)          (0.10)          (0.17)
                                                          ------------    ------------    ------------    ------------
   NET EARNINGS (LOSS) PER COMMON SHARE - BASIC           $      (1.81)   $      (0.45)   $      (1.24)   $       0.12
                                                          ============    ============    ============    ============


   DILUTED EARNINGS (LOSS) FROM CONTINUING OPERATIONS     $      (1.84)   $      (0.43)   $      (1.14)   $       0.29
   DISCONTINUED OPERATION                                         0.03           (0.02)          (0.10)          (0.17)
                                                          ------------    ------------    ------------    ------------
   NET EARNINGS (LOSS) PER COMMON SHARE - DILUTED         $      (1.81)   $      (0.45)   $      (1.24)   $       0.12
                                                          ============    ============    ============    ============


WEIGHTED AVERAGE NUMBER OF COMMON SHARES                    18,560,068      18,296,957      18,500,229      18,530,548
WEIGHTED AVERAGE NUMBER OF COMMON AND DILUTIVE SHARES       18,560,068      18,344,564      18,531,148      18,586,532




                                                   STANDARD MOTOR PRODUCTS, INC.
                                           Reconciliation of GAAP and Non-GAAP Measures




(Dollars in thousands, except per share amounts)
                                                                         THREE MONTHS ENDED    TWELVE MONTHS ENDED
                                                                             DECEMBER 31,           DECEMBER 31,
EARNINGS (LOSS) FROM CONTINUING OPERATIONS                                 2008        2007       2008         2007
                                                                        --------    --------    --------    --------
                                                                            (Unaudited)             (Unaudited)

GAAP EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES            $(54,868)   $(11,163)   $(29,203)   $  8,229
INCOME TAX EXPENSE (BENEFIT)                                          *  (20,798)     (3,220)     (8,105)      2,798
                                                                        --------    --------    --------    --------
EARNINGS (LOSS) FROM CONTINUING OPERATIONS                               (34,070)     (7,943)    (21,098)      5,431

RESTRUCTURING EXPENSES (NET OF TAX)                                        6,503       4,328      10,237       6,734
GOODWILL AND INTANGIBLE ASSET IMPAIRMENT (NET OF TAX)                     23,632        --        23,632        --
LOSS FROM EXTINGUISHMENT OF MORTGAGE (NET OF TAX)                           --          --           882        --
GAIN FROM SALE OF BUILDING (NET OF TAX)                                     (160)       --       (13,340)       (740)
GAIN FROM DEBENTURE REPURCHASE (NET OF TAX)                               (1,366)       --        (2,308)       --
                                                                        --------    --------    --------    --------
NON-GAAP EARNINGS (LOSS) FROM CONTINUING OPERATIONS                     $ (5,461)   $ (3,615)   $ (1,995)   $ 11,425
                                                                        ========    ========    ========    ========


DILUTED EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS
EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS                    $  (1.84)   $  (0.43)   $  (1.14)   $   0.29
RESTRUCTURING EXPENSES (NET OF TAX)                                         0.35        0.23        0.55        0.36
GOODWILL AND INTANGIBLE ASSET IMPAIRMENT (NET OF TAX)                                   1.28        --          1.28
LOSS FROM EXTINGUISHMENT OF MORTGAGE (NET OF TAX)                           --          --          0.05        --
GAIN FROM SALE OF BUILDING (NET OF TAX)                                    (0.01)       --         (0.73)      (0.04)
GAIN FROM DEBENTURE REPURCHASE (NET OF TAX)                                (0.07)       --         (0.12)       --
                                                                        --------    --------    --------    --------

NON-GAAP DILUTED EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS   $  (0.29)   $  (0.20)   $  (0.11)   $   0.61
                                                                        ========    ========    ========    ========






MANAGEMENT BELIEVES THAT EARNINGS FROM CONTINUING OPERATIONS AND DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS BEFORE
SPECIAL ITEMS, WHICH ARE NON-GAAP MEASUREMENTS, ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH
RESPECT TO ONGOING OPERATING RESULTS. SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN
UNDERSTANDING OF THE COMPANY'S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED
IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF
PERFORMANCE.


                                      STANDARD MOTOR PRODUCTS, INC.
                                   Condensed Consolidated Balance Sheets



(Dollars in thousands)


                                                          December 31,       December 31,
                                                              2008              2007
                                                           -----------       ---------


                                  ASSETS

CASH                                                       $  6,608          $ 13,261

ACCOUNTS RECEIVABLE, GROSS                                  184,422           213,409
ALLOWANCE FOR DOUBTFUL ACCOUNTS                              10,021             8,964
                                                           --------          --------
ACCOUNTS RECEIVABLE, NET                                    174,401           204,445

INVENTORIES                                                 232,435           252,277
ASSETS HELD FOR SALE                                          1,654             5,373
OTHER CURRENT ASSETS                                         32,497            27,751
                                                           --------          --------
TOTAL CURRENT ASSETS                                        447,595           503,107
                                                           --------          --------

PROPERTY, PLANT AND EQUIPMENT, NET                           66,901            71,775
GOODWILL AND OTHER INTANGIBLES                               16,285            57,891
OTHER ASSETS                                                 44,246            45,319
                                                           --------          --------
TOTAL ASSETS                                               $575,027          $678,092
                                                           --------          --------


                          LIABILITIES AND STOCKHOLDERS' EQUITY


NOTES PAYABLE                                              $148,931          $156,756
CURRENT PORTION OF LONG TERM DEBT                            44,953             8,021
ACCOUNTS PAYABLE TRADE                                       68,312            64,384
ACCRUED CUSTOMER RETURNS                                     19,664            23,149
OTHER CURRENT LIABILITIES                                    61,136            67,723
                                                           --------          --------
TOTAL CURRENT LIABILITIES                                   342,996           320,033
                                                           --------          --------

LONG-TERM DEBT                                                  273            90,534
ACCRUED ASBESTOS LIABILITY                                   23,758            22,651
OTHER LIABILITIES                                            44,455            56,510

                                                           --------          --------
 TOTAL LIABILITIES                                          411,482           489,728
                                                           --------          --------

 TOTAL STOCKHOLDERS' EQUITY                                 163,545           188,364

                                                           --------          --------
 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $575,027          $678,092
                                                           ========          ========

                                                              --                --


                                        STANDARD MOTOR PRODUCTS, INC.
                                     Segment Revenues and Operating Profit


(Dollars in thousands)


                                              THREE MONTHS ENDED                                   YEAR ENDED
                                                  DECEMBER 31,                                     DECEMBER 31,
                                           2008                   2007                     2008                    2007
                                        ----------             ----------                ----------            ----------
REVENUES
Engine Management                       $ 110,811              $ 121,202                 $ 528,157             $ 527,241
Temperature Control                        29,412                 33,341                   194,171               207,604
Europe                                      8,862                  9,360                    44,205                42,210
All Other                                    (209)                 3,348                     8,708                13,130
                                        ----------             ----------                ----------            ----------
                                        $ 148,876              $ 167,251                 $ 775,241             $ 790,185
                                        ==========             ==========                ==========            ==========

GROSS MARGIN
Engine Management                        $ 24,106     21.8%     $ 26,315      21.7%      $ 122,876   23.3%     $ 134,723    25.6%
Temperature Control                         6,908     23.5%        8,422      25.3%         37,406   19.3%        45,203    21.8%
Europe                                      1,853     20.9%        1,546      16.5%         10,796   24.4%        10,030    23.8%
All Other                                   2,664                  2,786                    13,078                12,319
                                        ----------             ----------                ----------            ----------
                                         $ 35,531     23.9%     $ 39,069      23.4%      $ 184,156   23.8%     $ 202,275    25.6%
                                        ==========             ==========                ==========            ==========

SELLING, GENERAL & ADMINISTRATIVE
Engine Management                        $ 23,776     21.5%     $ 24,164      19.9%       $ 97,056   18.4%      $ 97,194    18.4%
Temperature Control                         7,227     24.6%        6,572      19.7%         33,693   17.4%        33,875    16.3%
Europe                                      1,955     22.1%        2,325      24.8%          9,980   22.6%         8,627    20.4%
All Other                                   5,738                  6,770                    25,470                28,232
                                        ----------             ----------                ----------            ----------
                                           38,696     26.0%       39,831      23.8%        166,199   21.4%       167,928    21.3%
Asset Impairments                          39,387                      -                    39,387                     -
Restructuring & Integration                10,741      7.2%        7,066       4.2%         16,858    2.2%        10,933     1.4%
                                        ----------             ----------                ----------            ----------
                                         $ 88,824     59.7%     $ 46,897      28.0%      $ 222,444   28.7%     $ 178,861    22.6%
                                        ==========             ==========                ==========            ==========


OPERATING PROFIT
Engine Management                           $ 329      0.3%      $ 2,151       1.8%       $ 25,820    4.9%      $ 37,529     7.1%
Temperature Control                          (319)    -1.1%        1,850       5.5%          3,713    1.9%        11,328     5.5%
Europe                                       (102)    -1.2%         (779)     -8.3%            816    1.8%         1,403     3.3%
All Other                                  (3,073)                (3,984)                  (12,392)              (15,913)
                                        ---------              ---------                 ---------             ---------
                                           (3,165)    -2.1%         (762)     -0.5%         17,957    2.3%        34,347     4.3%
Asset Impairments                          39,387                      -                    39,387                     -
Restructuring & Integration                10,741      7.2%        7,066       4.2%         16,858    2.2%        10,933     1.4%
                                        ----------             ----------                ----------            ----------
                                        $ (53,293)   -35.8%     $ (7,828)     -4.7%      $ (38,288)  -4.9%      $ 23,414     3.0%
                                        ==========             ==========                ==========            ==========

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